Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

AND WAIVER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER dated as of March 14, 2007 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders provide the waivers set forth below in Section 1 and also amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Waivers.

(a)         Notwithstanding the terms of Section 7.14 of the Credit Agreement, the Lenders hereby agree that the Canadian Borrower shall not be required to give the Canadian Collateral Agent or GGC a Lien on its right, title and interest in and to (a) that certain Lease of Industrial Building dated November 14, 2006 between OMERS Realty Corporation and the Canadian Borrower (the “Industrial Lease”); provided that the Industrial Lease is not extended beyond March 31, 2007 and (b) that certain Lease of Multi-Tenant Industrial Space dated November 14, 2006 between OMERS Realty Corporation and the Canadian Borrower (the “Multi-Tenant Lease”); provided that the Multi-Tenant Lease is not extended beyond September 30, 2007.

(b)         Notwithstanding the terms of Section 8.11(a) of the Credit Agreement, the Lenders hereby agree that the Loan Parties shall not be required to comply with the terms of Section 8.11(a) of the Credit Agreement as of the end of the fiscal quarter ending December 31, 2006.

(c)         The above waivers shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Section 7.14, Section 8.11(a) or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future.  This waiver is limited solely to the specific waivers identified above, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other rights or remedies the

Administrative Agents or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.             Amendments.

(a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Permitted Canadian Dispositions” means, subsequent to the Second Amendment Effective Date, the sale or disposition by the Canadian Loan Parties of properties having a fair market value not exceeding $65,000,000 in the aggregate.

“Permitted Sale and Leaseback Transactions” means, subsequent to the Second Amendment Effective Date, the sale and leaseback by the Canadian Loan Parties of properties having a fair market value not exceeding $125,000,000 in the aggregate.

“Second Amendment Effective Date” means March 14, 2007.

(b)           The proviso in the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

provided that Consolidated EBITDA for the fiscal quarter periods ending March 31, 2006, June 30, 2006 and September 30, 2006 shall be deemed to equal the amounts set forth on Schedule 1.01(a) opposite each such fiscal quarter period.

(c)           The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Net Income” means, for any period, for GGC and its Subsidiaries on a consolidated basis, the net income of GGC and its Subsidiaries for that period (exclusive of, without duplication, (x) the effect of (1) any extraordinary gain, (2) any extraordinary non-cash loss, (3) for any fiscal quarter period ending prior to the Closing Date, any extraordinary loss paid in cash during such period and (4) for the fiscal quarter ending December 31, 2006, any charge or loss during such period but only to the extent similar types of charges or losses were added back to Consolidated EBITDA in calculating Consolidated EBITDA for the fiscal quarters ending March 31, 2006, June 30, 2006 and September 30, 2006 pursuant to the proviso in the definition of Consolidated EBITDA, each in accordance with GAAP and (y) the income of any Person (other than GGC) in which any other Person (other than GGC or any Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of the amount of dividends or other distributions actually paid to GGC or any Subsidiary during such period), determined on a consolidated basis in accordance with GAAP for such period.

(d)           Subclause (a) of the definition of “Domestic L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(a) with respect to the Existing Domestic Letters of Credit set forth in Schedule 1.01(c), JPMorgan Chase Bank

(e)           The “.” at the end of the subclause (n) of Section 8.03 of the Credit Agreement is hereby replaced with “; and” and the following new subclause (o) is hereby added at the end of Section 8.03 to read as follows:

(o)           Indebtedness of GGC under that certain letter of credit number issued by Wachovia Bank, National Association in favor of First Citizens Bank & Trust Company, as trustee, in the face amount of US$17,736,667.

(f)            Section 2.05(b)(vi)(B)(2) of the Credit Agreement is hereby amended to read as follows:

(2)           subject to clause (E) below, if the assets subject to any such Disposition or Involuntary Disposition were owned by the Canadian Borrower or any of its Canadian Subsidiaries, to the Canadian Revolving Loans (other than the Bankers’ Acceptance Advances), a cash collateral account in respect of the Bankers’ Acceptance Advances and the Canadian Swing Line Loans and then to Cash Collateralize the Canadian L/C Obligations; or

(g)           A new Section 2.05(b)(vi)(E) is hereby added to the Credit Agreement following Section 2.05(b)(vi)(D) to read as follows:

(E)           with respect to any Net Cash Proceeds received by the Canadian Borrower or any of its Canadian Subsidiaries from any Permitted Sale and Leaseback Transaction or any Permitted Canadian Disposition, the Canadian Borrower may elect to use such Net Cash Proceeds to prepay the Holdco Loan rather than prepay the Canadian Obligations in accordance with Section 2.05(b)(vi)(B)(2); provided, that, GGC immediately uses the proceeds received from such prepayment of the Holdco Loan to prepay the Term Loan (ratably to the remaining principal amortization payments thereof), or if the Term Loan has been paid in full, to the Domestic Revolving Loans and then to Cash Collateralize the Domestic L/C Obligations.

(h)           Section 8.02(g) of the Credit Agreement is hereby amended to read as follows:

(g)           Holdco Loan by GGC to Holdco in the aggregate principal amount of CAN$666,000,000 (as such aggregate amount may be reduced in accordance with Section 8.12(c)); provided that (x) such Holdco Loan is evidenced by the Holdco Note and secured by the assets of Holdco and its Canadian Subsidiaries pursuant to the Intercompany Security Documents and such other documentation reasonably satisfactory to the Domestic Collateral Agent, (y) the rights of GGC under such Holdco Note and Intercompany Security Documents have been pledged to the Domestic Collateral Agent pursuant to the Collateral Assignment Documents and (z) the entire principal amount of such Holdco Loan remains outstanding for the entire term of this Agreement (other than reductions in the principal amount thereof pursuant to any prepayment of the Holdco Loan permitted by Section 8.12(c));

(i)            Section 8.02(j) of the Credit Agreement is hereby amended to read as follows:

(j)            any other Investments (valued on the date each such Investment is made and without regard to subsequent changes in value) in an amount not to exceed $25,000,000 in the aggregate at any time outstanding.

(j)            Section 8.05 of the Credit Agreement is hereby amended to read as follows:

8.05        Dispositions.

Make any Disposition other than (a) the sale of those certain Subsidiaries and assets identified in the Disposition and Dissolution Letter, (b) the Permitted Sale and Leaseback Transactions, (c) the Permitted Canadian Dispositions and (d) any other Dispositions in which (i) at least 80% of the total consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 8.14, (iii) such transaction does not involve the sale or other disposition of a minority equity interest in any Subsidiary, (iv) such transaction does not involve a sale or other disposition of receivables other than (A) receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05 and (B) the sale of accounts receivable pursuant to a permitted Securitization Transaction and (v) the aggregate fair market value of all of the assets sold or otherwise disposed of by GGC and its Subsidiaries in all such transactions in any fiscal year of GGC pursuant to this clause (d) shall not exceed $150,000,000.

(k)           Section 8.12(c) of the Credit Agreement is hereby amended to read as follows:

(c)           (i) Accept or permit to be made any principal payment on the Holdco Loan (other than any prepayment of the Holdco Loan in accordance with the terms of Section 2.05(b)(vi)(E)); provided, however, prepayments may be made by Holdco, and accepted by GGC, on the Holdco Loan provided that after giving effect to any such prepayment the U.S. Dollar Equivalent of the principal amount outstanding under the Holdco Loan equals or exceeds the sum of (A) the principal amount of the Term Loan then outstanding and (B) the Aggregate Domestic Revolving Commitments then in effect, (ii) amend or modify the Holdco Note or any Intercompany Security Document or (iii) assign, or consent to any assignment by Holdco or any Canadian Subsidiary, of the Holdco Note or any Intercompany Security Document.

(l)            Section 8.14 of the Credit Agreement is hereby amended to read as follows:

8.14        Sale Leasebacks.

Enter into subsequent to the Closing Date any Sale and Leaseback Transactions which, considered in the aggregate with all Sale and Leaseback Transactions engaged in by GGC and its Subsidiaries subsequent to the Closing Date, involve properties having a fair market value in excess of $10,000,000; provided, that the foregoing limitation shall not apply to (i) temporary, short-term leasebacks with a term not to exceed six (6) months at a market rent to facilitate transition following a sale of a business, (ii) other sale leasebacks of space for convenience where the aggregate lease payments (undiscounted) for such leases do not exceed $20,000,000 at any time or (iii) the Permitted Sale and Leaseback Transactions; provided that the Net Cash Proceeds received from any such Sale and Leaseback Transaction are used by the Loan Parties to prepay the Obligations to the extent and in the manner required by Section 2.05.  For the avoidance of doubt, it is understood and agreed that all Sale and Leaseback Transactions are Dispositions and therefore subject to the limitations on Dispositions in Section 8.05.

(m)          Schedule 1.01(a) of the Credit Agreement is hereby amended to read as provided on Schedule 1.01(a) attached hereto.

(n)           Schedule 1.01(c) of the Credit Agreement is hereby amended to remove the reference to Wachovia Bank, National Association and that certain letter of credit issued by Wachovia Bank, National Association referenced thereon.

(o)           Schedule 11.02 of the Credit Agreement is hereby amended to read as provided on Schedule 11.02 attached hereto.

3.             Conditions Precedent.  This Amendment shall become effective upon receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, the Required Domestic Revolving Lenders, the Required Canadian Revolving Lenders and the Administrative Agents.

4.             Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)           The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION,
a Delaware corporation, as a Borrower and, with respect to the Canadian Obligations, as a Guarantor
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary
ROYAL GROUP, INC. (formerly known as ROYAL GROUP TECHNOLOGIES LIMITED), a Canadian federal corporation, as a Borrower
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President
DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC,
a Delaware limited liability company
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary
GEORGIA GULF LAKE CHARLES, LLC,
a Delaware limited liability company
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary
GREAT RIVER OIL & GAS CORPORATION,
a Delaware corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary
ROME DELAWARE CORP.,
a Delaware corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President & Secretary

ROYAL PLASTICS GROUP (U.S.A.) LIMITED,
a Delaware corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President
PLASTIC TRENDS, INC.,
a Michigan corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President
ROYBRIDGE INVESTMENTS (U.S.A.) LIMITED,
a Delaware corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President
CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP.,
a Nova Scotia unlimited liability company
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President
6632149 CANADA INC.,
a Canadian federal corporation
	By:	/s/ JOEL I. BEERMAN
	Name:	Joel I. Beerman
	Title:	Vice President

DOMESTIC ADMINISTRATIVE AGENT:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
as Domestic Administrative Agent and
Domestic Collateral Agent
	By:	/s/ COLLEEN M. BRISCOE
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President
CANADIAN ADMINISTRATIVE AGENT:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
acting through its Canada branch,
as Canadian Administrative Agent and
Canadian Collateral Agent
	By:	/s/ MEDINA SALES DE ANDRADE
	Name:	Medina Sales de Andrade
	Title:	Assistant Vice President
LENDERS:	BANK OF AMERICA,
NATIONAL ASSOCIATION,
as a Lender and a Domestic L/C Issuer
	By:	/s/ COLLEEN M. BRISCOE
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President
BANK OF AMERICA,
NATIONAL ASSOCIATION,
acting through its Canada branch,
as a Lender and a Canadian L/C Issuer
	By:	/s/ MEDINA SALES DE ANDRADE
	Name:	Medina Sales de Andrade
	Title:	Assistant Vice President
THE BANK OF NOVA SCOTIA,
as a Lender and Canadian Swing Line Lender
	By:	/s/ R. LOCKIE
	Name:	R. Lockie
	Title:	Managing Director
SCOTIABANC INC.,
	By:	/s/ PAT HAWES
	Name:	Pat Hawes
	Title:	Comptroller

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ FRANK P. TURNER
Name:	Frank P. Turner
Title:	Vice President
BANK OF TOKYO-MITSUBISHI
UFJ TRUST COMPANY
By:	/s/ MARY COSEO
Name:	Mary Coseo
Title:	Assistant Vice President
MIZUHO CORPORATE BANK, LTD.
By:	/s/
Name:
Title:
COMMERZBANK AG NEW YORK
AND GRAND CAYMAN BRANCHES
By:	/s/ EDWARD C. A. FORSBERG, JR.
Name:	Edward C. A. Forsberg, Jr.
Title:	Senior Vice President & Manager
COMMERZBANK AG NEW YORK
AND GRAND CAYMAN BRANCHES
By:	/s/ PETER WESEMEIER
Name:	Peter Wesemeier
Title:	Assistant Treasurer
MERRILL LYNCH CAPITAL CORPORATION
By:	/s/ DON BURKITT
Name:	Don Burkitt
Title:	Vice President
MERRILL LYNCH CAPITAL CANADA, INC.
By:	/s/ MARCALP COMA
Name:	Marcalp Coma
Title:	Vice President
LASALLE BANK NATIONAL ASSOCIATION
By:	/s/
Name:
Title:

ABN AMRO BANK N.V.
By:	/s/ NAZMIN ADATIA
Name:	Nazmin Adatia
Title:	Vice President
ABN AMRO BANK N.V.
By:	/s/ H. BAYU BUDIATMANTO
Name:	H. Bayu Budiatmanto
Title:	Assistant Vice President
WACHOVIA BANK NATIONAL ASSOCIATION
By:	/s/ BARBARA VAN MEERTEN
Name:	Barbara Van Meerten
Title:	Director
WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)
By:	/s/ RAYMOND EGHOBAMIEN
Name:	Raymond Eghobamien
Title:	Vice President
BAYERISCHE LANDESBANK,
NEW YORK BRANCH
By:	/s/ GEORGINA FLORDALISL
Name:	Georgina Flordalisl
Title:	Vice President
BAYERISCHE LANDESBANK,
NEW YORK BRANCH
By:	/s/ DONNA M. QUILTY
Name:	Donna M. Quilty
Title:	Vice President
NORTHERN TRUST COMPANY
By:	/s/ JOHN C. CANTY
Name:	John C. Canty
Title:	Vice President
JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH
By:	/s/ PETER A. DEDOUSIS
Name:	Peter A. Dedousis
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
By:	/s/ PETER A. DEDOUSIS
Name:	Peter A. Dedousis
Title:	Managing Director
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ AMANDA J. VAN HEYST
Name:	Amanda J. van Heyst
Title:	Duly Authorized Signatory
ACA CLO 2006-2, LIMITED
By:	/s/ VINCENT INGATO
Name:	Vincent Ingato
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS X, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS VIII, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS VII, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS VI, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE LOAN OPPORTUNITY FUND
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IV, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE LOAN INVESTMENT, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
CARLYLE HIGH YIELD PARTNERS IX, LTD.
By:	/s/ LINDA PACE
Name:	Linda Pace
Title:	Managing Director
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ STEVEN P. SWANSON
Name:	Steven P. Swanson
Title:	Managing Director
CONTINENTAL CASUALTY COMPANY
By:	/s/ MARILOU R. MCGIRR
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer
CONTINENTAL ASSURANCE COMPANY ON BEHALF OF ITS SEPARATE ACCOUNT (E)
By:	/s/ MARILOU R. MCGIRR
Name:	Marilou R. McGirr
Title:	Vice President and Assistant Treasurer
NOB HILL CLO. LIMITED
By:	/s/ BRADLEY KANE
Name:	Bradley Kane
Title:	PM
LIGHTPOINT CLO IV, LTD.
LIGHTPOINT CLO VII, LTD.
By:	/s/ COLIN DONLAN
Name:	Colin Donlan
Title:	Director

THE TRAVELERS INDEMNITY COMPANY
By:	/s/ ANNETTE M. MASTERSON
Name:	Annette M. Masterson
Title:	Vice President
WESTBROOK CLO, LTD.
By:	Shenkman Capital Management, Inc.,
as Investment Manager
	By:	/s/ RICHARD H. WEINSTEIN
	Name:	Richard H. Weinstein
	Title:	Executive Vice President
HYPO PUBLIC FINANCE BANK
By:	/s/ CYNTHIA GREY-INCIONG
Name:	Cynthia Grey-Inciong
Title:	Authorized Signatory
STANFIELD AZURE CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Collateral Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
STANFIELD BRISTOL CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Collateral Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
STANFIELD CARRERA CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Asset Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director

STANFIELD DAYTONA CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Collateral Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
STANFIELD MODENA CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Asset Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
STANFIELD VANTAGE CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Asset Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
STANFIELD VEYRON CLO, LTD.
By:	Stanfield Capital Partners, LLC,
as its Collateral Manager
	By:	/s/ DAVID FREY
	Name:	David Frey
	Title:	Managing Director
GMAM GROUP PENSION TRUST I
By:	State Street Bank & Trust Company,
as Trustee for GMAM Group Pension Trust I
	By:	/s/
Name:
	Title:	Assistant Vice President

NAVIGARE FUNDING I CLO LTD.
By:	Navigare Partners LLC
its Collateral Manager
	By:	/s/ JOEL G. SEREBRANSKY
	Name:	Joel G. Serebransky
	Title:	Managing Director
NAVIGARE RETURN LOAN FUND I (SEGREGATED PORTFOLIO)
By:	/s/ JOEL G. SEREBRANSKY
Name:	Joel G. Serebransky
Title:	Managing Director
HSH NORDBANK AG NEW YORK BRANCH
By:	/s/ GARRY WEISS
Name:	Garry Weiss
Title:	Senior Vice President
HSH NORDBANK AG NEW YORK BRANCH
By:	/s/ THOMAS D’AVAMZO
Name:	Thomas D’Avamzo
Title:	Senior Vice President
ROSEDALE CLO LTD.
By:	Princeton Advisory Group, Inc.
the Collateral Manager
	By:	/s/ PARESH R. SHAH
	Name:	Paresh R. Shah
	Title:	Senior Analyst
MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ DONNA M. SOUZA
Name:	Donna M. Souza
Title:	Vice President
GRAYSTON CLO II 2004-1 LTD.
By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager
	By:	/s/ JUSTIN DRISCOLL
	Name:	Justin Driscoll
	Title:	Senior Managing Director

GALLATIN CLO II 2005-1 LTD.
By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager
	By:	/s/ JUSTIN DRISCOLL
	Name:	Justin Driscoll
	Title:	Senior Managing Director
GALLATIN CLO III 2006-1 LTD.
as Assignee
By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager
	By:	/s/ JUSTIN DRISCOLL
	Name:	Justin Driscoll
	Title:	Senior Managing Director
GALLATIN FUNDING I LTD.
By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager
	By:	/s/ JUSTIN DRISCOLL
	Name:	Justin Driscoll
	Title:	Senior Managing Director
AETNA LIFE INSURANCE COMPANY
By:	/s/ ALAN C. PETERSEN
Name:	Alan C. Petersen
Title:	Investment Manager
AMMC CLO III, LIMITED
By:	American Money Management Corp.,
as Collateral Manager
	By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President
AMMC CLO IV, LIMITED
By:	American Money Management Corp.,
as Collateral Manager
	By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO VI, LIMITED
By:	American Money Management Corp.,
as Collateral Manager
	By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President
AMMC VII, LIMITED
By:	American Money Management Corp.,
as Collateral Manager
	By:	/s/ CHESTER M. ENG
	Name:	Chester M. Eng
	Title:	Senior Vice President
COLE BROOK CBNA LOAN FUNDING LLC
By:	/s/ RICHARD NEWCOMB
Name:	Richard Newcomb
Title:	Attorney-in-fact
GRAND CENTRAL ASSET TRUST, ULT SERIES
By:	/s/ RICHARD NEWCOMB
Name:	Richard Newcomb
Title:	Attorney-in-fact
PTRS CBNA LOAN FUNDING LLC
By:	/s/ Richard Newcomb
Name:	Richard Newcomb
Title:	Attorney-in-fact
DUANE STREET CLO III, LTD.
By:	DiMaio Ahmad Capital LLC,
as Collateral Manager
	By:	/s/ PAUL TRAVERS
	Name:	Paul Travers
	Title:	Managing Director

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.,
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
as Asset Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
as Investment Advisor
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Advisor
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc.
as Sub-Advisor
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
LOAN FUNDING IX LLC,
for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
as Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
NAUTIQUE FUNDING II LTD.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory
PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager
	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc.
as Asset Manager

	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD.

By:	INVESCO Senior Secured Management, Inc.
as Portfolio Manager

	By:	/s/ THOMAS EWALD
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SANKATY ADVISORS, LLC,
as Collateral Manager for Avery Point CLO, Ltd., as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Loan Funding XI LLC, as Term Lender

By:		/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED

By:	Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT III CLO, LTD.

By:	Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

KATONAH III, LTD.

By:	Sankaty Advisors LLC, as Sub-Advisors

	By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

KATONAH IV, LTD.

By:	Sankaty Advisors LLC, as Sub-Advisors

	By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Prospect Loan Funding I LLC, as Term Lender

By:		/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:		/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC,
as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:		/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT IV CLO, LTD.

By:	Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ ALAN K. HALFENGER
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P.

By:		/s/ ALAN K. HALFENGER
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

HARBOUR TOWN FUNDING LLC

By:	/s/ KRISTI MILTON
Name:	Kristi Milton
Title:	Assistant Vice President

FAIRWAY LOAN FUNDING COMPANY

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ ARTHUR Y. D. ONG
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

LOAN FUNDING III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ ARTHUR Y. D. ONG
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

MAYPORT CLO LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ ARTHUR Y. D. ONG
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND

By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors
Fiduciary Trust Company in the Nominee Name of
IFTCO

	By:	/s/ ARTHUR Y. D. ONG
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

SOUTHPORT CLO, LIMITED

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

WAVELAND — INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ ARTHUR Y. D. ONG
Name:	Arthur Y. D. Ong
Title:	Senior Vice President

EMERSON PLACE CLO, LTD.

By:	/s/ K. IAN O’KEEFFE
Name:	K. Ian O’Keeffe
Title:	Authorized Signatory

AVERY STREET CLO, LTD.

By:	/s/ K. IAN O’KEEFFE
Name:	K. Ian O’Keeffe
Title:	Authorized Signatory

VENTURE CDO 2002, LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE II CDO 2002, LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

VENTURE III CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ HANS L. CHRISTENSEN
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE IV CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ HANS L. CHRISTENSEN
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE V CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ HANS L. CHRISTENSEN
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE VI CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ HANS L. CHRISTENSEN
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VENTURE VII CDO LIMITED

By:	MJX Asset Management LLC, its Investment Advisor

	By:	/s/ HANS L. CHRISTENSEN
	Name:	Hans L. Christensen
	Title:	Chief Investment Officer

VISTA LEVERAGED INCOME FUND

By:	MJX Asset Management LLC, its Investment Advisor

By:	/s/ HANS L. CHRISTENSEN
Name:	Hans L. Christensen
Title:	Chief Investment Officer

LAGUNA FUNDING LLC

By:	/s/ KRISTI MILTON
Name:	Kristi Milton
Title:	Assistant Vice President

CSAM FUNDING II

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

ATRIUM CDO

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

ATRIUM II

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

CSAM FUNDING IV

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

CREDIT SUISSE SYNDICATED LOAN FUND

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

MADISON PARK FUNDING II, LTD.

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

MADISON PARK FUNDING V, LTD.

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

MADISON PARK FUNDING IV, LTD.

By:	/s/ ANDREW H. MARSHAK
Name:	Andrew H. Marshak
Title:	Authorized Signatory

SHINNECOCK CLO-1, 2006 LTD.

By:	/s/ DAVID SPRING
Name:	David Spring
Title:	Director of Operations

WB LOAN FUNDING 1, LLC

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Vice President

ATLAS LOAN FUNDING (NAVIGATOR), LLC

By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC,
its Investment Manager

By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Vice President

PROPERS CLO II, BV
By:	/s/ JOHN T. SPELLMAN
Name:	John T. Spellman
Title:	Attorney-in-Fact

VERITAS CLO II, LTD.
By:	/s/ JOHN T. SPELLMAN
Name:	John T. Spellman
Title:	Attorney-in-Fact

CIFC FUNDING 2006-IB, LTD.
CIFC FUNDING 2006-II, LTD.
CIFC FUNDING 2007-II, LTD.

By:	/s/ ELIZABETH CHOW
	Name:	Elizabeth Chow
	Title:	Head of Underwriting

WESTERN ABSOLUTE RETURN PORTFOLIO

By:	/s/ KELLY OLSEN
	Name:	Kelly Olsen
	Title:	Authorized Signatory

MT WILSON CLO II LTD.

By:	/s/ KELLY OLSEN
	Name:	Kelly Olsen
	Title:	Authorized Signatory

MT WILSON CLO LTD.

By:	/s/ KELLY OLSEN
	Name:	Kelly Olsen
	Title:	Authorized Signatory

WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC

By:	/s/ KELLY OLSEN
	Name:	Kelly Olsen
	Title:	Authorized Signatory

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:	/s/ BRANDON MAVERSON
	Name:	Brandon Maverson
	Title:	Director

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

By:	/s/ BRYAN J. LYNCH
Name:		Bryan J. Lynch
Title:		First Vice President

CITIBANK, N.A.

By:	/s/ CHRISTINE M. KANICKI
Name:	Christine M. Kanicki
Title:	Attorney-in-Fact

Schedule 1.01(a)

Consolidated EBITDA

Fiscal Quarter Ending	Amount

March 31, 2006	$98,939,000

June 30, 2006	$148,976,000

September 30, 2006	$106,346,000

Schedule 11.02

Certain Addresses for Notices

1.	Address for Loan Parties:

	Georgia Gulf Corporation
	115 Perimeter Center Place
	Suite 460
	Atlanta, GA 30346

	Attention:	General Counsel
	Telephone:	770.395.4523
	Facsimile:	770.390.9673

2.	Addresses for Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer:

	Domestic Administrative Agent’s Office:
	(for payments and requests)

	Bank of America, National Association, as Domestic Administrative Agent
	2001 Clayton Road
	Concord, California 94520
	Mail Code: CA4-702-02-25

	Attention:	Nina Lemmer
	Telephone:	925.675.7478
	Facsimile:	888.969.9281
	E-mail:	nina.l.lemmer@bankofamerica.com

	Payment instructions:
	Bank of America, National Association
	New York, New York
	ABA #:	026009593
	Acct #:	3750836479
	Ref:	Georgia Gulf Corporation

	Other Notices to Domestic Administrative Agent or Domestic Collateral Agent:

	Bank of America, National Association, as [Domestic Administrative Agent] [Domestic Collateral Agent]
	335 Madison Avenue
	New York, New York 10017
	Mail Code: NY1-503-04-03

	Attention:	Elizabeth Gordon
	Telephone:	212.503.8327
	Facsimile:	212.901.7841
	E-mail:	elizabeth.gordon@bankofamerica.com

	For Notices as Domestic L/C Issuer:

	Bank of America, National Association, as Domestic L/C Issuer
	1 Fleet Way
	Scranton, Pennsylvania 18407
	Mail Code: PA6-580-02-30

	Attention:	John Yzeik, Officer; Trade Finance SVC Center Coordinator
	Telephone:	570.330.4315
	Facsimile:	570.330.4186/570.330.4187
	E-mail:	john.p.yzeik@bankofamerica.com

3.	Addresses for Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer:

	Canadian Administrative Agent’s Office:
	(for payments and requests)

	Bank of America, National Association, as Canadian Administrative Agent
	200 Front Street West, Suite 2700
	Toronto, Ontario M5V 3L2

	Attention:	Domingo Braganza
	Telephone:	416.349.5464
	Facsimile:	416.349.4283
	E-mail:	domingo.braganza@bankofamerica.com

	Payment instructions for Canadian Dollars:

	Wire payment of funds “DIRECT through “LVTS” to:
	Bank of America N.A.(Canada Branch), 200 Front Street West, Toronto, Ontario
	TRANSIT #: 024156792, Account #: 90083255
	SWIFTCODE: BOFACATT.
	Reference: Royal Group / Georgia Gulf Att’n: Loans Processing.

	Payment instructions for U.S. Dollars:

	Wire payment of funds to:
	Bank of America NA New York
	ABA#: 026009593
	SWIFT CODE: BOFAUS3N.
	For the Account of: Bank of America N.A.(Canada Branch),
	Account #: 6550-2-01805,
	SWIFT CODE: BOFACATT.
	Reference: Royal Group / Georgia Gulf. Att’n: Loans Processing.

	Other Notices to Canadian Administrative Agent or Canadian Collateral Agent:

	Bank of America, National Association, as [Canadian Administrative Agent] [Canadian Collateral Agent]
	200 Front Street West, Suite 2700
	Toronto, Ontario M5V 3L2

	Attention:	Medina Sales de Andrade
	Telephone:	416.349.5433
	Facsimile:	416.349.4283
	E-mail:	medina.sales_de_andrade@bankofamerica.com

	For Notices as Canadian L/C Issuer:

	Bank of America, National Association, as Canadian L/C Issuer
	200 Front Street West, Suite 2700
	Toronto, Ontario M5V 3L2

	Attention:	Domingo Braganza
	Telephone:	416.349.5464
	Facsimile:	416.349.4283
	E-mail:	domingo.braganza@bankofamerica.com

4.	Addresses for Canadian Swing Line Lender

	The Bank of Nova Scotia
	Toronto BSC
	40 King Street West
	2nd Mezzanine East
	Toronto, Ontario
	M5H 1H1

	Attention:	Bonnie Lachance
	Telephone:	647.288.1840
	Facsimile:	416.288.3504
	E-mail:	bonnie.lachance@scotiabank.com

	Payment instructions:

	USD
	The Bank of Nova Scotia
	New York Agency
	New York, NY
	ABA #:	026002532
	Transit#	47696
	Acct #:	47696000
	Ref:	Royal Group
	Attn:	Bonnie Lachance

CAD
The Bank of Nova Scotia
Toronto BSC, Toronto, Ont. M5H 1H1
Bank Reference:	NOSCCATT
Beneficiary:	Toronto BSC
Transit #:	47696
Account:	47696000
Details:	Royal Group